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                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

                              ZENITH FLEXIBLE LIFE

                       Supplement dated February 16, 1998
                                       to
                          Prospectus dated May 1, 1997

  The following sentence is added after the first full sentence at the top of page A-26: "NELICO currently intends to base the loan value on 100% of the Policy's projected cash value, rather than 90%, as described above in item (i), for Policy years 16 and after."

  For Policies issued in New Jersey, the following is added to the prospectus section entitled "Premiums-Flexible Premiums": "Under Policies issued in New Jersey, if you have met the requirements for the three-year Minimum Premium death benefit guarantee at the end of three year guarantee period, the Minimum Premium death benefit guarantee will continue to apply during the fourth Policy year as long as payments made during that Policy year, less partial surrenders and loans made in that year, equal the guaranteed maximum Policy charges plus the applicable Surrender Charge for the fourth Policy year. In addition, under Policies issued in New Jersey, if at the end of the period for Minimum Guaranteed Death Benefit B you have met the requirements for that guarantee, the guarantee will continue to apply during the next Policy year as long as payments made during that Policy year, less partial surrenders and loans made in that year, equal the guaranteed maximum Policy charges for that Policy year. If you make a Policy transaction that changes the amount of the guaranteed maximum Policy charges for the year, then the amount you need to pay in order to preserve the death benefit guarantee for an extra Policy year will change accordingly."

  The fifth and sixth sentences of the section entitled "Availability of the Policy" are revised as follows: "Generally, the minimum face amount available is $100,000 unless NELICO consents to a lower amount. However, the minimum face amount available is $50,000 in business situations (situations in which two or more Policies, on more than one life, are totally or partially funded, directly or indirectly, by an employer) where the average face amount is at least $100,000."

  The fourth and sixth paragraphs of the section entitled "NELICO's Distribution Agreement" beginning on page A-38 are revised to indicate that the maximum commission and/or service fee paid with respect to Target Premiums paid after the first Policy year is 5% of the Target Premium (plus any additional portion of a premium which NELICO attributes to certain riders for commission paying purposes), rather than 4%.


VL-118-98